UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2015

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of the general partner of Magellan Midstream Partners, L.P. (“Magellan”) has elected Aaron L. Milford as Senior Vice President and Chief Financial Officer effective May 18, 2015. He will serve as Magellan’s principal financial and accounting officer. Mr. Milford, 41, formerly served Magellan as Vice President, Crude Oil Business Development since June 2014. From 2013 through 2014, he served as Director, Crude Oil Business Development, from 2011 through 2012, as Director, Commercial Development, and from 2007 through 2010 as Director, Business Development. Prior to joining Magellan in 2004, he worked for The Williams Companies, Inc. since 1995 in various staff and management positions including the areas of financial planning, business development and mergers and acquisitions. Mr. Milford has a Bachelor of Science in Accounting and an M.B.A. from the University of Tulsa. He is also a Chartered Financial Analyst.

Mr. Milford is eligible to participate in the compensation and benefit plans described under the "Compensation of Directors and Executive Officers" on pages 13 through 26 of Magellan's Proxy Statement relating to its 2015 Annual Meeting of Limited Partners, as filed with the Securities and Exchange Commission on February 23, 2015 (and such descriptions, with the exception of the sub-section entitled "Compensation Committee Report", are incorporated herein by reference).

Michael P. Osborne, the former Senior Vice President and Chief Financial Officer of Magellan GP, LLC, resigned from his positions effective May 18, 2015.

Item 7.01.    Regulation FD Disclosure.

On May 18, 2015, Magellan issued a press release regarding the matters set forth in Item 5.02. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1	Magellan's press release dated May 18, 2015.

The information being furnished under Items 7.01 and Item 9.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: May 18, 2015	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

99.1    Magellan's press release dated May 18, 2015.